ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Microcap Fund

Ancora Dividend Value Equity Fund

(each a “Fund”, and collectively, the “Funds”)

Supplement dated March 15, 2023 to the

Prospectus and Statement of Additional Information of each Fund,

each dated April 30, 2022, as amended

Clayton, Dubilier & Rice Acquisition of Focus Financial Partners Inc.

As announced on February 27, 2023, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the investment adviser to the Funds, agreed to be acquired by Clayton, Dubilier & Rice (“CD&R”).  Stone Point Capital, Focus’ largest current shareholder, will retain a portion of their investment in Focus as part of the deal with CD&R and is providing new equity financing in connection with the transaction.  The purchase of Focus by CD&R is anticipated to close in the third quarter of 2023 (the “Transaction”).  Following the Transaction, Focus will be privately owned, and its shares will not be publicly traded.  The Transaction is not expected to result in any material change in the day-to-day management of the Funds or the investment adviser.

Change of Control

The closing of the Transaction is anticipated to result in a change of control of the investment adviser to the Funds (the “Change of Control”).  Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the investment adviser and each of the Funds (the “Advisory Agreement”) contains a provision that the Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).  The Change of Control will cause an assignment of the Advisory Agreement and result in the automatic termination of the Advisory Agreement.

Investment Advisory Agreements

The Board of Trustees of the Funds (the “Board”) is anticipated to approve an interim advisory agreement (the “Interim Advisory Agreement”), which will be in effect for no longer than 150 days following the closing of the Transaction, without prior approval of the Funds’ shareholders.  The Interim Advisory Agreement has identical advisory fees for each of the Funds and has substantially similar terms and conditions to the current Advisory Agreement, and otherwise meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees, pending shareholder approval of a new investment advisory agreement.

The Board will be asked to approve a new investment advisory agreement with the investment adviser with respect to each of the Funds (the “New Advisory Agreement”).  The New Advisory Agreement also must be approved by shareholders of each Fund.  There will be a special meeting of shareholders, expected to be held after Board approval of the New Advisory Agreement (the “Special Shareholder Meeting”), at which the Funds’ shareholders will be asked to consider the approval of the New Advisory Agreement.  The New Advisory Agreement will have identical advisory fees for each of the Funds and substantially similar terms and conditions to the current Advisory Agreement.  Under the Interim Advisory Agreement and the New Advisory Agreement, there will not be any changes to the Funds’ respective portfolio management teams, investment objectives, policies, or principal investment strategies.

In the event the Board approves operating pursuant to an Interim Advisory Agreement, but a Fund’s shareholders do not ultimately approve the New Advisory Agreement, the Adviser will receive the lesser of any costs incurred in performing the interim investment advisory agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account (plus interest earned). Furthermore, if a Fund’s shareholders do not ultimately approve the New Advisory Agreement, the Adviser may no longer be able to serve as the investment adviser for the Fund upon the expiration of an Interim Advisory Agreement, and the Board will consider what actions may be appropriate for the Fund.

More detailed information about the Change of Control and the proposal to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement.  When you receive your proxy statement, please review it carefully and cast your vote.  This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.